DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS

Delaware Limited-Term Government Fund

Supplement to the Statement of Additional Information
dated February 28, 2003
(as amended May 1, 2003)

On August 21, 2003, the Board of Trustees of Delaware Group Limited-Term Government Funds approved the deletion of a non-fundamental investment restriction prohibiting Delaware Limited-Term Government Fund from investing in investment company securities. This deletion permits the Fund to invest in investment company securities subject to the limitations of the Investment Company Act of 1940, thereby enabling the Fund to take advantage of certain investment opportunities available to many funds in its peer group. The Fund will invest in a manner consistent with the investment objectives stated in its prospectus.

The second paragraph on page 3 under the heading "The Fund shall not:" has been deleted.

This Supplement is dated August 21, 2003.